EXHIBIT 10.2
                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of October 28, 2005, by and between El Capitan Precious Metals, Inc., a Nevada corporation (the "Company"), and Whitebox Intermarket Partners, L.P., a British Virgin Islands limited partnership ("WIP" or the "Investor").

                                R E C I T A L S :

      WHEREAS, the Company has entered into that certain Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") with WIP pursuant to which the Company has agreed to issue and sell to WIP a secured convertible promissory note (the "Note") and a warrant (the "Warrant") to purchase shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock");

      WHEREAS, as part of the Purchase Agreement, the Company has granted to WIP and its affiliates an option to purchase an additional secured convertible promissory note in the aggregate principal amount of up to $550,000 (the "Additional Note") and an additional warrant to purchase up to 366,667 shares of Common Stock (the "Additional Warrant");

      WHEREAS, the execution of this Agreement is a condition precedent to the obligation of WIP to perform its obligations under the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      As used herein, the following terms shall have the following respective meanings:

      1.1 "Commission" shall mean the U.S. Securities and Exchange Commission or any other successor federal agency at the time administering the Securities Act.

      1.2 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

      1.3 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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      1.4 "Holders"  shall mean and include the Investor,  beneficial  owners of the Additional Note and Additional Warrant and any transferee thereof to whom the registration rights conferred by this Agreement have been transferred in accordance with Article 8 hereof.

      1.5 "Register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

      1.6 "Registrable Securities" means (i) all shares of Common Stock issued or issuable upon conversion of the Note or the Additional Note or upon payment on the Note or Additional Note; (ii) all shares of Common stock issued or issuable upon exercise of the Warrant or the Additional Warrant; and (iii) any and all shares of Common Stock issuable upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event with respect to the Common Stock issued or issuable pursuant to subsections (i) or (ii) of this Section 1.6. The term "Registrable Securities" shall exclude in all cases, however, such shares of Common Stock following sale by a Holder to the public pursuant to a registered offering or pursuant to Rule 144 promulgated under the Securities Act or sold in a private transaction in which the Holder's registration rights under this Agreement are not assigned.

      1.7 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Articles 2 and 3 hereof, including, without limitation, all registration, qualification and Commission, National Association of Securities Dealers, Inc., stock exchange and other filing fees, printing expenses, duplication expenses relating to copies of any registration statement or prospectus delivered to any Holders, escrow fees, fees and disbursements of legal counsel for the Company, blue sky fees and expenses, and the expense of any audits incident to or required by any such registration (but excluding the compensation of employees and officers of the Company, which shall be paid in any event by the Company).

      1.8 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      1.9 "Selling Expenses" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders and the fees and expenses of any special counsel engaged by the Holders.

      1.10 "Underwriter" shall mean (whether or not the term is capitalized) a broker-dealer engaged by the Company to distribute Registrable Securities as principal or agent.

      1.11 "Underwriting" or "Underwritten" shall mean (whether or not the term is capitalized) a method of publicly distributing securities through an Underwriter.

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                                   ARTICLE 2
                              REQUIRED REGISTRATION

      2.1 Required Registration. Unless a majority in interest of the Holders consent to an extension of the filing date or effective date for up to an additional 60 days and in such case, upon expiration of such extended period, the Company will prepare and file with the Commission within 30 days after the date hereof a registration statement under the Securities Act covering all of the Registrable Securities and use its best efforts to obtain the effectiveness of such registration statement as soon as practicable but not later than 120 days after the date hereof as would permit or facilitate the original issuance or subsequent resale and distribution of all of such Registrable Securities. Such registration statement shall contain (unless the Holders otherwise direct) substantially the "Plan of Distribution" attached hereto as Annex A. The Company's failure to file such registration statement within 30 days after the date hereof (or, if the filing date is extended as provided above, the expiration date of such extended period) or to obtain effectiveness of such registration statement within 120 days after the date hereof (or, if the effective date is extended as provided above, the expiration date of such extended period) will commence the running of the first "Failure Term" as defined in Section 5 of the Note.

      2.2 Underwriting.

      (a) The resale distribution of the Registrable Securities covered by the registration statement referred to in Section 2.1 above shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. The Holders holding a majority of the Registrable Securities may also change the resale distribution method from time to time (subject to amendment of the registration statement as required to describe such changes). If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this
Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

      (b) If such distribution is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders and approved by the Company, which approval shall not be unreasonably withheld.

      (c) If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

      2.3 Inclusion of Shares by the Company. If the resale distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter will not limit the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

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                                   ARTICLE 3
                              COMPANY REGISTRATION

      3.1 Notice of Registration to Holders. If, at any time after the date hereof, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than
(i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:

      (a) promptly give to each Holder written notice thereof and

      (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company described in
Section 3.1(a), by any Holder or Holders, subject to any reductions in the Registrable Securities to be registered made in the manner set forth in Section 3.2(a) below.

      3.2 Underwriting. If the registration of which the Company gives notice is for an offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this Article 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

      (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and second, for the account of the Holders and any other shareholders of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by the Holders and such other shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that are proposed to be offered and sold by the Holders and such other shareholders of Registrable Securities at the time of filing the registration statement. No
Registrable Securities excluded from the underwriting in this Article 3 by reason of the underwriters' marketing limitation shall be included in such registration.

      (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by the terms hereof.

                                       4
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      (c) The  Company  shall  have  the  right to  terminate  or  withdraw  any registration initiated by it under this Article 3 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration.

                                   ARTICLE 4
                            EXPENSES OF REGISTRATION

      All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Articles 2 and 3 hereof and the reasonable fees of one counsel for the Holders of Registrable Securities in the case of registration pursuant to Article 2 hereof shall be borne by the Company; provided, however, that any expenses incurred as a result of any amendment described in Section 2.2(a) shall be borne by the Holders of the Registrable Securities being registered in such registration. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.

                                   ARTICLE 5
                             REGISTRATION PROCEDURES

      (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities, the Company shall:

            (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement filed to become effective, and maintain the effectiveness of such registration statement until the earlier of (A) six years after the date that the registration statement filed pursuant to
      Section 2.1 is first declared effective by the Commission, (B) the date on which all of the Registrable Securities covered by a registration statement may be sold by the Holders pursuant to Rule 144(k) or (C) such time as all of the Registrable Securities have been publicly sold pursuant to a registration statement;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to this being used and/or filed with the Commission;

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            (iii) promptly  notify the Holders of  Registrable  Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (D) if, to the Company's knowledge, it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement or prospectus, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (iv) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;

            (v) furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor and each underwriter, if any, thereof, without charge, a conformed copy of such registration statement and any amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), and any amendment or supplement thereto, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act;

            (vi) use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such states of the United States or the District of Columbia to be designated by the Holders of a majority of such Registrable Securities participating in such registration and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request (provided, that the Company shall not be required to use its best efforts to register or qualify the Registrable Securities in more than 15 such jurisdictions unless the expenses thereof are borne by the Holders requesting such efforts), (B) keep such registrations or qualifications in effect and comply with such laws at all times during the period described in Section 5(a)(i) above, and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that in order to fulfill the foregoing obligations under this Section 5(a)(vi), the Company shall not (unless otherwise required to do so in any jurisdiction) be required to (1) qualify generally to do business as a foreign company or a broker-dealer, (2) execute a general consent to service of process or (3) subject itself to taxation; and

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            (vii)  furnish,  at  the  request  of  a  majority  of  the  Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to
      underwriters   in  an   underwritten   public   offering  and   reasonably
      satisfactory  to  a  majority  in  interest  of  the  Holders   requesting
      registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

      (b) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      (c) Each of the Holders will comply with the provisions of the Securities Act with respect to disposition of the Registrable Securities to be included in any registration statement filed by the Company.

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                                    ARTICLE 6
                                 INDEMNIFICATION

      6.1  The  Company  will  indemnify  each  Holder,  each  of its  officers, directors and partners, and such Holder's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder, officers, directors, partners, legal counsel, accountants, underwriter or controlling persons, and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof.

      6.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, legal counsel and independent accountants, if any, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.

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      6.3 Each party  entitled  to  indemnification  under  this  Section 6 (the
"Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

      6.4 If the indemnification provided for in Section 6.1 or 6.2 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in
Section 6.1 or 6.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were to be determined by pro rata allocation (even if all Sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.4. The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 6.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 6.4 shall be several in proportion to the respective amount of Registrable Securities sold by them pursuant to a registration statement.

                                    ARTICLE 7
                               RULE 144 REPORTING

      With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, the Company agrees to use its best efforts to:

      7.1 Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date hereof; and

      7.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                                   ARTICLE 8
                         TRANSFER OF REGISTRATION RIGHTS

      The rights to cause the Company to register Registrable Securities under this Agreement may be assigned by a Holder to Whitebox Advisors, LLC ("Whitebox") or to a transferee or assignee of Registrable Securities that (i) is a subsidiary, parent or affiliated entity, general partner or limited partner, member or retired partner or member of a Holder or of Whitebox, (ii) is an affiliated fund, a follow-on fund or predecessor fund of a Holder or a related fund or of Whitebox, (iii) is a Holder's family member or trust for the benefit of an individual Holder or (iv) acquires at least 50,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations, reclassifications, recapitalizations, mergers, consolidations or other similar events); provided, however, (A) the transferor shall, within ten days before such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement. In each case, such rights may only be transferred together with the underlying Registrable Securities in a transfer permitted by the Securities Act and applicable state securities laws. Any such transferee or assignee shall be deemed a Holder hereunder.

                                   ARTICLE 9
         LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES

      From and after the date of this Agreement, the Company shall not without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to those granted herein.

                                   ARTICLE 10
                                  MISCELLANEOUS

      10.1 Governing Law. The laws of the state of Minnesota shall govern the interpretation, validity and performance of the terms of this agreement, regardless of the law that might be applied under principles of conflicts of law.

      10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

      10.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

      10.4 Termination. The obligations of the Company to register Registrable Securities under this Agreement shall terminate on the tenth anniversary of the date of this Agreement. In addition, the right of any Holder to request inclusion in any registration under Article 3 shall terminate on the date hereafter when (i) such Holder (together with its affiliates, partners, members and former partners and members) holds less than 1% of the Company's outstanding Common Stock and (ii) all Registrable Securities held by or issuable to such Holder (and its affiliates, partners, members and former partners and members) upon conversion of, or payment on, the Note or Additional Note or upon exercise of the Warrant or Additional Warrant may be sold under Rule 144 during any 90 day period.

      10.5 Notices. All notices, requests, consents, and other communications hereunder shall be made in writing and shall be deemed given (i) when made if made by hand delivery, (ii) one business day after being deposited with an overnight courier if made by a courier guaranteeing overnight delivery, (iii) on the date indicated on the notice of receipt if made by first-class mail, return receipt requested, or (iv) upon confirmation if made by telecopier, addressed as follows:

      (a) if to the Company, at

           El Capitan Precious Metals, Inc.
           14301 North 87th Street, Suite 216
           Scottsdale, AZ 85260
           Attention: Charles C. Mottley, President and Chief Executive Officer
           Facsimile: (480) 607-7193

           with a copy to:

           Maslon Edelman Borman & Brand, LLP
           90 South Seventh Street, Suite 3300
           Minneapolis, Minnesota  55402
           Attention: William M. Mower, Esq.
           Facsimile: (612) 642-8358

      (b) if to the Investor, in care of:

          Whitebox Advisors, LLC
          3033 Excelsior Boulevard, Suite 300
          Minneapolis, Minnesota  55416
          Attention: Jonathan Wood, Chief Financial Officer
          Facsimile: (612) 253-6151

          with a copy to:

          Messerli & Kramer P.A.
          150 South Fifth Street, Suite 1800
          Minneapolis, Minnesota  55402
          Attention: Jeffrey C. Robbins, Esq.
          Facsimile: (612) 672-3777

      (c) if to a Holder, to the address reflected on the records of the Company, or such other address or addresses as shall have been furnished in writing by such party to the Company and to the other parties to this Agreement.

      10.6 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

      10.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

                                  EL CAPITAN PRECIOUS METALS, INC.

                                  By:  /s/ Charles C. Mottley
                                      ------------------------------------------
                                      Charles C. Mottley
                                      Its President and Chief Executive Officer

                                  WHITEBOX INTERMARKET PARTNERS, L.P.

                                  By:  /s/ Jonathan Wood
                                       -----------------------------------------
                                       Jonathan Wood
                                       Its CFO/Director

                                     ANNEX A
                              PLAN OF DISTRIBUTION

      We are registering the shares offered by this prospectus on behalf of the selling shareholders. The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

      The selling shareholders may use any one or more of the following methods when disposing of shares or interests therein:

      o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o     privately negotiated transactions;

      o     short sales;

      o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

      o broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

      o     a combination of any such methods of sale; and

      o     any other method permitted pursuant to applicable law.

      The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      In connection with the sale of our common stock or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The aggregate proceeds to the selling shareholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

      The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

      The selling shareholders and any broker-dealers that act in connection with the sale of securities might be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act.

      To the extent required, the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

      In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

      We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

      We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

      We have agreed with the selling shareholders to keep the registration statement that includes this prospectus effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

                                       3